UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 26, 2023

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 26, 2023, Entegris, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"). As of March 10, 2023, the record date for the Annual Meeting, there were 149,663,380 shares of the Company's Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 140,106,224 shares of the Company's Common Stock, or 93.61% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in-person or by proxy. The following proposals, which were described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2023, were voted upon and approved at the Annual Meeting:
1. To elect the following seven persons as directors to serve until the 2024 Annual Meeting of Stockholders:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
James R. Anderson	134,218,207	232,775	78,947	5,576,295
Rodney Clark	131,561,705	2,888,947	79,277	5,576,295
James F. Gentilcore	130,579,157	3,875,467	75,305	5,576,295
Yvette Kanouff	132,717,825	1,738,107	73,997	5,576,295
James P. Lederer	131,538,953	2,915,468	75,508	5,576,295
Bertrand Loy	129,247,108	5,056,085	226,736	5,576,295
Azita Saleki-Gerhardt	125,718,651	8,714,979	96,299	5,576,295
2. To approve, on an advisory basis, the Company’s Executive Compensation:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
121,999,223	10,431,426	2,099,280	5,576,295

3. To approve, on an advisory basis, the frequency of future advisory votes on the Company's Executive Compensation:

1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINED
133,157,200	29,093	1,265,808	77,828

4. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2023:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
132,680,366	7,385,140	40,718

Item 8.01.    Other Events.
On April 26, 2023, the Board of Directors (the "Board") appointed Bertrand Loy, President and Chief Executive Officer, as Chair of the Board, replacing Paul L.H. Olson who retired as Chair of the Board effective as of the Annual Meeting. In addition, independent director James F. Gentilcore has been appointed as Lead Independent Director with responsibility for leading the Board’s independent oversight function.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: April 26, 2023	By:	/s/ Joseph Colella
	Name:	Joseph Colella
	Title:	Senior Vice President, General Counsel and Secretary